                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          FORT DEARBORN INCOME SECURITIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                     FORT DEARBORN INCOME SECURITIES, INC.

                                  -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To The Shareholders of
  Fort Dearborn Income Securities, Inc.:

    The Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. (the "Company") will be held on Monday, December 14, 1998, at 2:00 P.M., Chicago time, at Brinson Partners, Inc., 209 South LaSalle Street, ninth floor, Chicago, Illinois 60604, for the following purposes and for the transaction of such other business as may properly come before the meeting:

    (1) electing five directors; and

    (2) voting to ratify or reject the selection of independent certified public accountants made by the Board of Directors for the year ending September 30, 1999.

    The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on October 26, 1998, have the right to vote at the meeting. WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN ORDER THAT THE MEETING CAN BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED.

                                     JOSEPH A. ANDERSON
                                              SECRETARY

Chicago, Illinois
November 6, 1998

                     FORT DEARBORN INCOME SECURITIES, INC.
                       209 S. LASALLE ST., ELEVENTH FLOOR
                          CHICAGO, ILLINOIS 60604-1295

                                 --------------

                                PROXY STATEMENT

INTRODUCTION

    This statement, which is being mailed to shareholders on or about November 12, 1998, is furnished in connection with the solicitation of proxies by the Board of Directors of Fort Dearborn Income Securities, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Brinson Partners, Inc., 209 South LaSalle Street, ninth floor, Chicago, Illinois 60604, on Monday, December 14, 1998, at 2:00 P.M., Chicago time. Proxies may be solicited by mail, telephone and personal interview. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock of record. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. The enclosed proxy is revocable at any time. The proxy may be revoked in writing, by giving a later-dated proxy, or orally at the Annual Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Company.

    On October 26, 1998, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournments thereof, there were issued and outstanding 8,788,865 shares of Capital Stock of the Company, each entitled to one vote, constituting all of the Company's then-outstanding securities. For purposes of determining the outcome of the vote on a matter, an instruction to "abstain" from voting on a proposal will be treated as shares present and entitled to vote and will have the same effect as a vote against the proposal. "Broker non-votes" are not counted for the purpose of determining the number of shares present on a voting matter and have no effect on the outcome of the vote. Any adjournment of the meeting would require the affirmative vote of a majority of those present in person or by proxy at the session of the meeting to be adjourned. The proxy solicited hereby confers authority to vote for any such adjournment; however, a proxy voted against or abstained from voting on any proposal herein would not be voted in favor of an adjournment to permit further solicitation of proxies.

1. ELECTION OF DIRECTORS

    Five directors are to be elected at the Annual Meeting as the entire Board of Directors to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below. If any of the nominees are unavailable to serve as directors, an event which the Board of Directors does not now expect, the persons named in the proxy will vote for such other persons as they, in their discretion, may choose. The affirmative vote of the holders of a majority of the shares represented at the Annual Meeting is required for the election of a director. All of the nominees are presently directors of the Company and all have consented to serve if elected.

                                                                                                           SHARES
                                                                                                        BENEFICIALLY
                                                                                                            OWNED
                                                                                             WHEN        DIRECTLY OR
                                                                                             FIRST       INDIRECTLY
           NAMES AND AGES                           PRINCIPAL OCCUPATIONS                   BECAME      SEPTEMBER 30,
            OF NOMINEES                            AND OTHER DIRECTORSHIPS                 DIRECTOR         1998
------------------------------------  --------------------------------------------------  -----------  ---------------
Richard M. Burridge, 69.............  Chairman, The Burridge Group since 1996                   1972          6,266
                                        (Investment Management); Director of Lincoln
                                        National Income Fund, Lincoln National
                                        Convertible Bond Fund, Cincinnati Financial
                                        Corporation and The Blue Cross of Illinois; Vice
                                        Chairman, Alliance Capital Management Corp.
                                        prior to March, 1986.
Richard S. Peterson, 68.............  Formerly Chief Economist, Continental Bank                1995          1,000
                                        (1969-1994); Currently Chairman, Board of
                                        Directors, Illinois Council on Economic
                                        Education; Past member, Economic Advisory
                                        Council, American Bankers Association (1978-1981
                                        and 1990-1993).
C. Roderick O'Neil, CFA, 67.........  Chairman, O'Neil Associates (formerly Greenspan           1992          3,153
                                        O'Neil Associates), an investment and financial
                                        consulting firm; Director, Beckman Instruments,
                                        Inc. (Since January, 1994) Director, Ambac
                                        Financial Group, Inc. and Ambac Assurance
                                        Corporation (Since 1991) and Cadre Institutional
                                        Investors Trust (Since 1995); Trustee, Memorial
                                        Drive Trust (Since 1974); Member, Fiduciary
                                        Committee ASARCO (Since 1991).
Frank K. Reilly, CFA, 62............  Bernard J. Hank Professor of Business                     1993          2,019
                                        Administration, University of Notre Dame (since
                                        1981); Chairman, The Brinson Funds (since 1992);
                                        Chairman, The Brinson Relationship Fund (since
                                        1995); Director, Greenwood Trust Corp. (since
                                        1993); Director, Morgan Stanley Dean Witter
                                        Trust, FSB (since 1996); Director, NIBCO (since
                                        1993); Director, Battery Park High Yield Fund
                                        (since 1996); Board of Governors, Association
                                        for Investment Management and Research (since
                                        1993) Chairman, 1998-1999; Board of Trustees,
                                        Institute of Chartered Financial Analysts (since
                                        1993) Chairman, 1996-1997.

                                                                                                           SHARES
                                                                                                        BENEFICIALLY
                                                                                                            OWNED
                                                                                             WHEN        DIRECTLY OR
                                                                                             FIRST       INDIRECTLY
           NAMES AND AGES                           PRINCIPAL OCCUPATIONS                   BECAME      SEPTEMBER 30,
            OF NOMINEES                            AND OTHER DIRECTORSHIPS                 DIRECTOR         1998
------------------------------------  --------------------------------------------------  -----------  ---------------
Edward M. Roob, 64..................  Senior Vice President, Daiwa Securities America,          1993          7,000
                                        Inc. (1986-1993); Senior Vice President, First
                                        National Bank of Chicago (1975-1985); Director,
                                        The Brinson Funds; Director, The Brinson
                                        Relationship Funds; Trustee, Brinson Trust
                                        Company; Member, Board of Governors Chicago
                                        Stock Exchange, (1988-1991); Member U.S.
                                        Treasury and Federal Agency Advisory Committee,
                                        (1972-1985). Member, Committee for Specialist
                                        Assignment and Evaluation, (since 1993).

    The Board of Directors has an Audit Committee comprised of all of the directors. The Board of Directors does not have a nominating or compensation committee.

    During the fiscal year ended September 30, 1998, five meetings of the Board of Directors and one meeting of the Audit Committee were held. All directors attended 100% of the total number of such meetings.

    Among other things, the Audit Committee makes recommendations concerning the retention of the Company's independent auditors, their fees and duties, including any non-audit related services performed by them; confers with such auditors; reviews the Company's financial reporting activities; and confers with and makes appropriate recommendations to personnel of the Company's investment advisor who perform services of a financial nature for the Company.

    The Company pays each of its directors (except Mr. Burridge) at the rate of $9,000 annually to serve as directors and $750 for each Board of Directors meeting attended. The Company pays Mr. Burridge at the rate of $13,000 annually to serve as Chairman of the Board of Directors and $750 for each Board of Directors meeting attended.

    The following table sets forth as to each Director the compensation paid to him in the fiscal year ended September 30, 1998 for service on the Board of the Company and, in the case of Messrs. Reilly and Roob, on the boards of two other investment companies for which the Advisor performed investment advisory services.

                               COMPENSATION TABLE

                                                          PENSION OR
                                                          RETIREMENT
                                                           BENEFITS
                                                          ACCRUED AS                             TOTAL
                                           AGGREGATE        PART OF         ESTIMATED      COMPENSATION FROM
                                          COMPENSATION      COMPANY      ANNUAL BENEFITS   COMPANY AND FUND
NAME OF DIRECTOR                          FROM COMPANY     EXPENSES      UPON RETIREMENT        COMPLEX
----------------------------------------  ------------   -------------   ---------------   -----------------
Richard M. Burridge.....................    $16,750            0                0               $16,750
C. Roderick O'Neil......................    $12,750            0                0               $12,750
Richard S. Peterson.....................    $12,750            0                0               $12,750
Frank K. Reilly.........................    $12,750            0                0               $43,650
Edward M. Roob..........................    $12,750            0                0               $43,650

2. SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending September 30, 1999. To the best knowledge of the Board of Directors, the firm of KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Company. Under the Investment Company Act of 1940, such selection must be submitted to the shareholders for ratification or rejection at the Annual Meeting. The Board of Directors recommends that such selection be ratified by the shareholders of the Company. The affirmative vote of the holders of a majority of the shares represented at the Annual Meeting is required for ratification. Representatives of KPMG Peat Marwick LLP will attend the Annual Meeting, have an opportunity to make a statement and be available to respond to appropriate questions from shareholders. KPMG Peat Marwick LLP has been the independent auditors for the Company since its organization.

INVESTMENT ADVISOR

    Brinson Partners, Inc. ("Advisor"), 209 South LaSalle St., Chicago, Illinois 60604-1295, is the investment advisor to the Company. The Advisor is a wholly-owned subsidiary of Brinson Holdings, Inc., 209 South LaSalle St., Chicago, Illinois 60604-1295. UBS AG (Zurich, Switzerland) owns 100% of the common stock of Brinson Holdings, Inc.

OFFICERS

    The Company does not pay direct compensation to officers for their services to the Company. The Company's officers are as follows:

        Gary P. Brinson (age 55), who has served as President of the Company (since 1983), is President and Managing Director of Brinson Partners, Inc. (since 1989), and was President and Chief Executive Officer of First Chicago Investment Advisors (1984-1989), and was a Senior Vice President of The First National Bank of Chicago (1981-1989).

        Dennis L. Hesse (age 55), who serves as Vice President of the Company (since 1985), is Managing Director, Fixed Income Group, Brinson Partners, Inc. (since 1989), and was Managing Director, Fixed Income Division, First Chicago Investment Advisors (1985-1989), a Vice President of the First National Bank of Chicago (1985-1989), and was Director of Investments United Airlines, Inc. (1980-1985).

        Joseph A. Anderson (age 36), who serves as Secretary-Treasurer of the Company is a Director of Brinson Partners, Inc. (since 1993), was the Assistant Secretary and Assistant Treasurer of Fort Dearborn (1992-1995) and is currently the Vice President of Brinson Trust Company (since 1995).

        Gregory P. Smith (age 38), who serves as Portfolio Manager of the Company (since 1988), is a Portfolio Manager, Fixed Income Group, Brinson Partners, Inc. (since 1989), was a Portfolio Manager, Fixed Income Division, First Chicago Investment Advisors (1987-1989), and was an Assistant Vice President of The First National Bank of Chicago (1988-1989).

PRINCIPAL SHAREHOLDERS

    Generally, under the Securities and Exchange Commission rules, a person is deemed to be the beneficial owner of a security with respect to which such person, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security).

    On September 30, 1998, the directors and officers of the Company as a group owned or were deemed to own beneficially, directly or indirectly, a total of 81,222 shares of Capital Stock of the Company (less than 1% of the outstanding shares).

SHAREHOLDER PROPOSALS

    Any shareholder proposal to be presented for action at the Company's 1999 annual meeting of shareholders must be received at the Company's office in Chicago, Illinois not less than 120 days in advance of that meeting which corresponds to the date of the Proxy Statement in order to be considered for inclusion in the proxy materials for that meeting.

OTHER MATTERS

    Shareholders are urged to review the Company's Annual Report which accompanies this Proxy Statement.

    The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the persons named in the proxy will vote thereon in accordance with their best judgment.

    Please complete and sign the enclosed proxy and return it in the envelope provided so that the meeting may be held and action taken on the matters described herein with the greatest possible participating shares.

                                                    JOSEPH A. ANDERSON
                                                   SECRETARY/TREASURER

/X/ Please mark your                                                                                                           6210
    votes as in this
    example.

    This proxy when properly executed will be voted in the manner directed herein.  If no direction is made, this proxy will be voted FOR election of directors and FOR proposal 2.
-----------------------------------------------------------------------------------------------------------------------------------
                      The Board of Directors recommends a vote FOR election of directors and FOR proposal 2.
-----------------------------------------------------------------------------------------------------------------------------------
                 FOR  WITHHELD                           FOR AGAINST ABSTAIN
 1. Election of   / /    / /     2. Ratification of KPMG  / /   / /     / /    3. In their discretion, the proxies are authorized
    Directors.                      Peat Marwick LLP                              to vote upon such other matters as may properly
    (see reverse)                   as independent                                come before the Meeting or any adjournment
                                    accountants.                                  thereof.
 FOR, except vote withheld from the following nominee(s):
                                                                                                      Change of Address/        / /
                                                                                                      Comments on Reverse Side.
 -------------------------------------------------------

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                                                                     Please date and sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                                     --------------------------------------------------------------

                                                                                                                               1998
                                                                     --------------------------------------------------------------
                                                                       SIGNATURE(S)                                  DATE

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                                                FORT DEARBORN INCOME SECURITIES, INC.

                                           PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                                           ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 14, 1998
PROXY

          The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated November 6, 1998 appoints M. Finley Maxson and Iver M. Nelson and each or any of them as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares (including those owned beneficially by the undersigned through the Automatic Dividend Investment Plan) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. to be held on December 14, 1998, 2:00 P.M., at Brinson Partners, Inc. 209 South LaSalle St., Ninth Floor, Chicago,
          Illinois, and any adjournments thereof.

          Election of Directors, Nominees:                                     COMMENTS: (change of address)

          R.M. Burridge, C.R. O'Neil, R.S. Peterson                      -------------------------------------------
          F.K. Reilly, E.M. Roob
                                                                         -------------------------------------------

                                                                         -------------------------------------------

                                                                         -------------------------------------------
                                                                         If you have written in the above space,
                                                                         please mark the corresponding box on the
                                                                         reverse side of this card.)

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE.  IF YOU          -----------
     DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.      SEE REVERSE
     THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.                                            SIDE
                                                                                                                      -----------
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